Exhibit 99.1

Vinco Ventures Announces New Distribution Date for Cryptyde Spin-off

Rochester, NY, June 23, 2022 — Vinco Ventures, Inc. (Nasdaq: BBIG) (“Vinco Ventures,” “Vinco,” or the “Company”), a digital media and content technologies holding company, today announced that the Company’s Board of Directors has set June 29, 2022 (the “Distribution Date”) as the distribution date for the dividend of shares of its common stock of Cryptyde, Inc. (“Cryptyde”) to be distributed, subject to certain conditions, to Vinco stockholders in order to effect the previously disclosed separation of Vinco and Cryptyde into two independent, publicly traded companies (the “Distribution”). On the Distribution Date, Vinco stockholders entitled to receive the Distribution will receive one share of Cryptyde common stock for every ten shares of Vinco common stock held.

After the close of business on May 18, 2022 (the “Record Date”) and continuing up to and including the Distribution Date, there have been two markets in Vinco common stock: a “regular-way” market and an “ex-distribution” market. Shares of Vinco common stock that trade on the “regular-way” market trade with an entitlement to receive shares of Cryptyde common stock in connection with the Distribution. Shares of Vinco common stock that trade on the “ex-distribution” market trade without an entitlement to receive shares of Cryptyde common stock in the Distribution. Therefore, if you sell, or have sold, shares of Vinco common stock on the “regular-way” market after the close of business on the Record Date and up to and including through the Distribution Date, you will be selling, or have sold, your right to receive shares of Cryptyde common stock in connection with the Distribution. If you owned shares of Vinco common stock as of the close of business on the Record Date and sell, or have sold, those shares on the “ex-distribution” market, up to and including through the Distribution Date, you will still receive the shares of Cryptyde common stock that you would be entitled to receive in respect of your ownership, as of the Record Date, of the shares of Vinco common stock that you sell or sold.

As of the close of business on the Record Date and continuing up to and including the Distribution Date, there has been a “when-issued” market in Cryptyde common stock. “When-issued” trading refers to a sale or purchase made conditionally because the security has been authorized but not yet issued. The “when-issued” trading market is a market for shares of Cryptyde common stock that will be distributed to Vinco stockholders on the Distribution Date. If you owned shares of Vinco common stock as of the close of business on the Record Date, you would be entitled to receive shares of Cryptyde common stock in connection with the Distribution. You may trade this entitlement to receive shares of Cryptyde common stock, without trading the shares of Vinco common stock you own, in the “when-issued” market. On the first trading day following the Distribution Date, we expect “when-issued” trading with respect to Cryptyde common stock will end and “regular-way” trading in Cryptyde common stock will begin.

No fractional shares of Cryptyde common stock will be issued in the Distribution. Instead, fractional shares will be aggregated into whole shares and sold in the open market at prevailing prices and the cash proceeds of such sales will be distributed pro rata to each Vinco stockholder that would otherwise have been entitled to receive a fractional share. No action is required by Vinco stockholders in order to receive the shares of Cryptyde common stock in the dividend distribution.

Cryptyde common stock currently trades on the Nasdaq Capital Market under the stock ticker symbol “TYDEV,” and after the separation, Cryptyde common stock will trade on the Nasdaq Capital Market under the stock ticker symbol “TYDE” and Vinco will continue to trade on the Nasdaq Capital Market under the stock ticker symbol “BBIG.”

In all cases, investors are encouraged to consult with their financial advisors regarding the specific implications of selling shares of their Vinco common stock or the right to receive shares of Cryptyde common stock on or before the close of trading on the Distribution Date.

About Vinco Ventures

Vinco Ventures (Nasdaq: BBIG) is focused on the development of digital media and content technologies. Vinco Ventures’ consolidated subsidiary, ZVV Media Partners, LLC, a joint venture of Vinco Ventures and ZASH Global Media and Entertainment Corporation, has an 80% ownership interest in Lomotif Private Limited. For more information, please visit investors.vincoventures.com.

About Cryptyde

Cryptyde, Inc. (Nasdaq: TYDEV), is focused on leveraging blockchain technologies to disrupt consumer facing industries.

Forward-Looking Statements and Disclaimers

This press release contains “forward-looking statements” as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are based upon beliefs of, and information currently available to, Vinco Ventures’ management as well as estimates and assumptions made by Vinco Ventures’ management. These statements can be identified by the fact that they do not relate strictly to historic or current facts. When used in this press release the words “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected,” and other words or the negative of these terms and similar expressions as they relate to the applicable company, or its management identify forward-looking statements. Such statements reflect the current view of Vinco Ventures with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Vinco Ventures and its subsidiaries and consolidated variable interest entities including Lomotif, their industry, financial condition, operations and results of operations. Such factors include, but are not limited to, the expected benefits from Vinco Ventures’ investments in Lomotif and related growth initiatives and strategies such as the blended media, cross-platform distribution strategy, the expected benefits of Lomotif’s participation in and sponsorship of live entertainment events, the expected benefits from acquisition of AdRizer and planned integration of the AdRizer technology with Lomotif and Honey Badger and synergies between AdRizer, Lomotif and Honey Badger, uncertainties as to the completion and timing of the spin-off of Cryptyde, the failure to satisfy any conditions to complete the spin-off as specified in Cryptyde’s Registration Statement on Form 10 , the expected tax treatment of the spin-off and the impact of the spin-off on the businesses of Vinco Ventures and Cryptyde, the expected benefits for Vinco Ventures, its stockholders and Cryptyde from the recent injection of businesses and assets into Cryptyde and the spin-off, the regulatory risks with the Web3 and Bitcoin mining services business lines and such other risks and uncertainties described more fully in documents filed by Vinco Ventures and Cryptyde with or furnished to the Securities and Exchange Commission, including the risk factors discussed in Vinco Ventures’ Annual Report on Form 10-K for the period ended December 31, 2021 filed on April 15, 2022, Cryptyde’s Amendment No. 4 to Form 10 filed on May 13, 2022, and Cryptyde’s Amendment No. 2 to Form S-1 filed on June 16, 2022, which are available at www.sec.gov. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

For further information, please contact:

Investor Contact

KCSA Strategic Communications

Allison Soss

VincoVentures@kcsa.com

Media Contact

Vinco Ventures, Inc.

Brian Hart

Media@vincoventures.com